Enovix Appoints Former Apple Operations Leader Michael Vyvoda as Chief Operating Officer to Lead Global Manufacturing Ramp
Creates Unified Operations Organization Spanning Factory Floor to Customer Delivery as Enovix Scales High-Volume Production

FREMONT, Calif., July 9, 2026 -- Enovix Corporation (Nasdaq: ENVX) (“Enovix”), a developer and manufacturer of advanced lithium-ion batteries, including proprietary silicon-anode architectures, today announced that Dr. Michael Vyvoda, former Director of Product Operations at Apple who helped scale AirPods manufacturing to high-volume production, will join the Company as Chief Operating Officer, effective July 29, 2026. Michael will report to Dr. Raj Talluri, President and CEO, and will assume responsibility for Enovix’s global manufacturing, supply chain and operations engineering organizations as the Company scales to sustained, high-volume production at its Malaysia and Korea manufacturing facilities, with R&D support from its India operations. Senior Vice President Kihong (“KH”) Park, who leads Global Manufacturing Operations; Ed Casey, who leads Advanced Manufacturing Engineering (AME); and James Wilcox, Vice President of Strategic Sourcing, will report to Michael, establishing a unified operations organization with end-to-end responsibility from the factory floor to customer delivery.

Michael’s appointment comes as Enovix accelerates the commercial execution of its next-generation battery platforms. As reported in its first quarter 2026 results, Enovix grew revenue 49% year over year to $7.6 million, exceeding the high end of guidance, delivered its sixth consecutive quarter of positive gross profit and expanded its global pipeline for Korea-manufactured products to more than $130 million. Production of Enovix’s silicon-anode battery for smart eyewear is underway following receipt of its first commercial production order of approximately 50,000 units, smartphone qualification continues to advance and the Company recently launched its MX-1™ platform for the rapidly growing drone and defense markets. As these programs scale simultaneously, successfully coordinating manufacturing, supply chain, quality and customer delivery across multiple sites, products and end markets becomes increasingly critical. In his new role, Michael will lead this next phase of operational execution, driving a disciplined, repeatable manufacturing ramp across Enovix’s global operations.

“Michael brings exactly the kind of broad, cross-functional operating leadership Enovix needs at this stage,” said Dr. Talluri. “We are scaling into sustained, multi-site, high-volume manufacturing across smartphone, smart eyewear, defense and industrial platforms simultaneously. Michael has done this before — building manufacturing organizations that successfully transition products from introduction to high-volume production while improving yield, throughput, cost and operational discipline. Just as importantly, he understands how operational excellence translates into customer success, commercial execution and long-term shareholder value. With Michael, KH, Ed and James, Enovix now has a deeply experienced, fully integrated operations leadership team. Michael’s arrival further strengthens my confidence in our ability to execute our manufacturing ramp across these programs.”

Dr. Vyvoda brings more than 25 years of operations and manufacturing leadership experience spanning high-growth startups and global technology leaders. He joins Enovix from Magrathea Metals, where he served as Chief Operating Officer, leading operations for the company’s electrolytic magnesium development platform. Previously, he was Chief Operating Officer at Aircapture, where he took direct air capture technology from early development through commercialization, achieving successive generations of capital cost reduction. Earlier, Michael spent more than five years at Apple as Director, Product Operations for Audio Products, where he helped scale AirPods manufacturing from new product introduction to high-volume production across multiple Asian manufacturing sites, while leading cost reduction initiatives to support margin expansion. His operations background also includes senior manufacturing roles at ThinFilm Electronics, GT Advanced Technologies, Twin Creeks Technologies, SanDisk and Matrix Semiconductor. Michael holds a Ph.D. in Chemical Engineering from the University of California, Berkeley and a B.S. in Chemical Engineering from the University of Michigan.

“Enovix is at an inflection point — scaling from technology leadership into sustained, high-volume commercial manufacturing,” said Dr. Michael Vyvoda. “Scaling manufacturing at these levels requires repeatable processes, disciplined execution, operational visibility, continuous improvement and relentless cost reduction — all while upholding the highest standards of quality and safety. What drew me to Enovix is the rare combination of genuinely differentiated technology and customer demand across multiple large end markets. I’m looking forward to working with KH, Ed, James and the broader operations and engineering teams to scale a world-class manufacturing system supporting multiple high-volume product platforms for Enovix’s smartphone, smart eyewear, defense and industrial customers.”

Dr. Vyvoda’s appointment completes the deliberate strengthening of Enovix’s operating leadership as the Company advances from technology development to commercial-scale manufacturing, following the earlier additions of Ed Casey as Vice President, Operations, leading Advanced Manufacturing Engineering, and Sanghyuck Park as Senior Director, Advanced Manufacturing Engineering.

About Enovix

Enovix develops and manufactures advanced lithium-ion batteries, including proprietary silicon-anode architectures for smartphones, smart eyewear, defense, industrial and emerging edge-AI applications. Its proprietary silicon-anode battery architecture enables higher energy density and performance in space-constrained devices while maintaining safety and reliability, supporting commercialization across consumer and industrial markets.

Enovix is headquartered in Silicon Valley with manufacturing facilities in Korea and Malaysia and R&D operations in India, servicing customers globally. For more information visit https://enovix.com and follow us on LinkedIn.

Forward-Looking Statements

This press release contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements relate to future events or our future financial or operating performance and are identified by words such as anticipate, believe, could, estimate, expect, intend, may, might, plan, possible, potential, predict, project, should, will, would and similar expressions. Forward-looking statements in this press release include, but are not limited to, statements regarding: the expected timing, benefits and impact of our leadership appointment and organizational changes; our future growth opportunities; our ability to scale multiple programs simultaneously, and execute on our manufacturing ramp, among others. These statements are based on the current expectations of our management, are not predictions of actual performance, and actual results may differ materially from the future results, performance or achievements expressed or implied by the forward-looking statements.

Risks, uncertainties and assumptions that could cause actual results to differ materially from the results and events anticipated by such forward-looking statements include, but are not limited to: risks related to the timing of the leadership changes; the outcome of customer testing and qualification activities, including the possibility that our products do not meet required performance thresholds or that such testing is delayed beyond expected time frames; our ability to successfully develop, manufacture and commercialize our battery products and transition to high-volume production; our ability to scale manufacturing operations and achieve expected production capacity and yields; the level and timing of customer demand, qualification and adoption of our products across end markets; our ability to enter into and expand commercial agreements, including securing design wins, purchase orders and production contracts; our ability to execute on our business strategy and build and scale our sales and commercial capabilities; lengthy and unpredictable customer qualification and sales cycles, safety considerations and contractual terms, particularly in defense and other regulated markets; risks related to battery performance, reliability and safety; customer concentration in the defense sector and certain consumer technology markets, such as smartphones and smart eyewear; challenges in forecasting demand, inventory and manufacturing requirements that may result in additional costs and production delays; our history of losses and expectation of continued losses; risks associated with the development and commercialization of products that remain under development and may not be successfully produced at commercial scale; our ability to effectively integrate and derive benefits from acquired businesses; fluctuations in foreign currency exchange rates and interest rates; operational and safety risks associated with manufacturing equipment; intense competition and our ability to keep up with rapid technological change and evolving standards in the battery industry; our ability to attract and retain qualified personnel; the outcome of litigation, regulatory investigations and other legal matters, including the associated legal and other costs; liquidity constraints, capital availability and our ability to service existing debt; our ability to protect and enforce our intellectual property rights; volatility in the trading price of our common stock; changes in tax laws or regulations; the impact of cyber and other information technology or security related incidents on us, our customers or other parties; changes in the political, economic or regulatory environment generally and in the markets in which we operate; and other risks described in the disclosures contained in our filings with the Securities and Exchange Commission (“SEC”), including in the “Risk Factors” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” sections of our annual report on Form 10-K and quarterly reports on Form 10-Q, and other documents that we have filed, or will file, with the SEC. These documents are available in the SEC Filings section of the Investor Relations page at https://ir.enovix.com and at www.sec.gov.

It is not possible for us to predict all risks, nor can we assess the impact of all factors on our business or the extent to which any factor, or combination of factors, may cause actual results to differ materially from those contained in any forward-looking statements we may make. Accordingly, you should not rely on any of the forward-looking statements. Any forward-looking statements in this press release speak only as of the date on which they are made. We undertake no obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise.

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